1 One World. One KEMET Stifel Nicolaus 2014 Technology, Internet & Media Conference February 11, 2014 Presenters: Per Loof- Chief Executive Officer William Lowe – Executive Vice President & Chief Financial Officer

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward- looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

3 MARKET OVERVIEW

4 Product Overview Solid Capacitor Business Group Tantalum & Ceramics Product Lines Film & Electrolytic Business Group Market Segment / Selected Application Detail • Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety • Military/Aerospace – Avionics/Comm. • Industrial – Motor Start & Drives • Automotive – HID Lighting/Engine Ctrl • Renewable Energy – Power Inverters • Industrial – Power Factor Correction • Consumer/Industrial – Power Supplies Products

5 Asia, 34% Americas, 33% EMEA, 33% Sales Summary Q3FY14 F&E, 25% SC, 75% EMS, 17% Distribution, 44% OEM, 39% Telecom 18% Computer 15% Consumer 8% Industrial 24% Auto 22% Def/Med 13% SEGMENT CHANNEL BUSINESS GROUP REGION

6 Driving Financial Performance linked with Social Responsibility

7 Tantalum Supply Chain Vertical Integration K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore

8 Raw Material Cost Savings-Vertical Integration $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Q1FY14 Q2FY14 Q3FY14 Q4FY14 M ill io n s Actual Forecast

9 Driving Financial Performance and Social Responsibility - JD PEOPLE PRODUCT PROFIT PLANET TECHNICAL & BUSINESS KNOW-HOW CAPACITORS & COMPONENTS PORTFOLIO FINANCIAL STRENGTH ENVIRONMENTAL & SOCIAL RESPONSIBLITY

10 Conflict Minerals Compliance Key Practices • Establish Conflict Minerals team – Senior Management + Procurement + Compliance + IT + Legal • Identify BOM items with conflict minerals • Develop database & assign special attribute to items • Create conflict mineral checklist for new suppliers & materials on-boarding • Implement the OECD DD Guidance steps as appropriate • Participate in industry programs – EICC CFSI, OECD • Utilize industry standard reporting formats to collect data – EICC CMRT/IPC 1755

11 Kisengo Foundation New Hospital Open in Fall of 2014 “Doctor training” visits Basic equipment New School Open in Fall of 2014 Teachers Basic equipment Infrastructure Fresh water wells Chlorination equipment Solar powered street lights Bridge & Road construction and repair

12 Philippines Relief Typhoon Haiyan

13 Philippines Relief Typhoon Haiyan • Total KEMET & NT contribution to Red Cross – $92,000 USD • Our contribution helped provide: – Relief supplies and humanitarian assistance to hard-hit communities – Basic emergency shelter materials to 324,000 households – Food packages to more than 1 million people – Clean water to more than 750,000 people

14 Film & Electrolytics Restructuring Campaign

Restructuring Update

Plan | Actual | Closure

Electronic Components KEMET CHARGED

Equipment/Process	From	To	FY14				FY15	
			1Q	2Q	3Q	4Q	1Q	2Q
Lytic Screw Terminals	Weymouth	Evora						
Electrolyte Mixing	Weymouth	Evora						
DC Film Pitch 10 Line	Sasso	Kyustendil						
DC Film Pitch 15 Line	Sasso	Skopje						
AC Axial Line #1	Vergato	Skopje						
AC Axial Lines #2 & #3	Vergato	Skopje						
Metallization (1)	Vergato	Kyustendil						
AC Power Film Line	Vergato	Kyustendil						
AC Power Brick Line	Vergato	Suzhou						
DC Film Pitch 22.5 Line	Landsberg	Skopje						
DC Film Pitch 37.5 Line	Landsberg	Skopje						
Metallization (4)	Vergato	Pontecchio						
DC Film Lines (5)	Sasso	Pontecchio						
AC Film Lines (7)	Vergato	Pontecchio						


Headcount in Higher Labor Cost Countries Involved in Restructuring
1,200
1,000
800
600
400
200
0
-32%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

- Moves are on schedule
- Head count in locations affected reduced by 32% since 1Q FY13
- Film line moves for AC and DC continue
- Metallization for Motor Run moved to Bulgaria
- Vergato Metallization and Sasso Production started moving to Pontecchio
- 4Q focus is Pontecchio while also moving AC Axial and Power Film lines

16 Restructuring Summary • The two key initiatives for FY14 restructuring have been: – Creation of Lower Labor Cost Plants to support Europe and America: • Skopje, Macedonia for Film Capacitors • Evora, Portugal for Electrolytic Capacitors – Consolidating three Italy Film plants into a single plant: • Monghidoro, Italy operation for Film capacitor has ceased • *Vergato and Sasso, Italy currently moving into Pontecchio, Italy – Maintain Asian Plants to support all areas: • Anting, China and Batam, Indonesia for Film Capacitors • Suzhou, China for Electrolytic Capacitors – Machining business unit accounted for as a discontinued operations effected with the December 31, 2013 quarter

17 Sasso Marconi Move to Pontecchio Status: On Schedule • Operations in Sasso ceased • Equipment moving, installation, debug, and qualification in full force

18 Going on the Offensive Solid Capacitors: Applications: • Defense/Aerospace, Down hole, Medical, Enterprise server applications (SSD), Automotive, Industrial Products: • Improved Ta Polymer environmental capabilities for automotive and industrial applications. • High energy Ta Polymer devices for Enterprise server market. • High CV / Low ESR Ta Polymer devices for next generation • High temperature MLCC capacitors for down hole and automotive applications. • High voltage MLCC capacitors for industrial segments Film & Electrolytic: Aluminum Electrolytic Capacitors: • “under the hood” automotive applications. • Alternative energy markets. • Asia industrial markets. Film Capacitors (AC & DC): • Automotive hybrid and electric / alternative energy markets / smart meter markets. • Paper Film products serving various markets which require high stability over long life. Electronic Filters: • Alternative energy, medical, and automotive applications.

19 NEC TOKIN

20 Private Label Agreement & Development and Cross-Licensing Agreement

21 INVESTMENT IN NEC TOKIN  KEMET announced on March 12, 2012 that it had entered into an agreement acquiring a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) and received two call options that, if exercised, would result in the acquisition of 100% of NEC TOKIN  NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices  Transaction closed on February 1, 2013.

22 What NT Does for KEMET Grows our SAM (Serviceable Available Market) $6 billion $19 billion KEC + NT Source: Paumanok Publication

23 What NT does for KEMET Grows our Product Portfolio • Products • Capacitors  Tantalum  Supercapacitors • Electro-magnetic materials and devices  Inductors, Filters, Flex Suppression Sheets • Piezoelectric components • Electro-mechanical devices  Signal Relays  Power Relays • Access devices AUTOMOTIVE TELECOMM INDUSTRIAL MEDICAL CONSUMER COMPUTER

24 Typical Circuit board Relay Control Board

25 What NT does for KEMET IC Connectors Resistors Al Electrolytic Capacitors Capacitors SMD & Thru Hole EMI Power Inductors, EMI Cores, AC Line Filter EMD Signal & Power Relays ` Flex Suppression sheet

26 Preparing our Sales Team

Private Label Partnership & Cross Licensing Summary of Growth Opportunities

Electronic Components KEMET CHARGED.

- Expand markets and product offerings for both KEMET and NEC TOKIN
- Partnership between two of the world's premier tantalum manufacturers will achieve true scale in operations to manage raw materials sourcing as well as maximizing efficiencies and best practices in manufacturing and product development (already in progress)
- Creates significant cross-selling opportunities for TaMnO2, Ta Poly, film capacitors, high value Aluminum Electrolytic capacitors and solutions capabilities (i.e., coils, relays, and piezo devices)
- Complementary geographic reach – strong KEMET presence in western hemisphere and excellent NEC - TOKIN position in Japan and Asia
- Benefits from international management team sensitive to region-specific business needs and combined R&D capabilities and university relationships
- Enjoy flexibility to pursue growth initiatives
  - Continued R&D investment in both Japan and the U.S.
  - Enables KEMET to diversify beyond capacitors in the in the passives market

27

28 NEC - TOKIN Manufacturing Locations Sendai Shiroishi Toyama Japan Outside Japan Xiamen, China Dong Nai, Vietnam Calamba, Phillipines Chachoengsao, Thailand

29 NEC/Tokin Summarized Financial Information FY14 (in millions) Jun Sep Dec Cash on hand and in banks 69.4$ 83.7$ 109.1$ Other current assets 139.8 146.3 141.2 Noncurrent assets 391.6 391.9 367.5 Current liabilities 106.0 133.3 122.1 Noncurrent liabilities 398.7 397.4 370.6 J-GAAP Revenue 121.3$ 135.1$ 129.6$ J-GAAP Adjusted EBITDA 4.8 13.0 13.0

30 KEMET FINANCIAL METRICS

31 Sales Trends by Business Group and Region $149.8 $149.4 $149.4 $157.7 $156.1 $47.9 $50.2 $52.6 $50.7 $51.3 $197.7 $199.6 $202.0 $208.4 $207.4 $0 $50 $100 $150 $200 $250 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Business Group Sales SCBG FEBG $61.3 $62.3 $59.4 $65.4 $68.1 $65.1 $72.0 $72.9 $68.2 $67.8 $71.3 $65.3 $69.7 $74.8 $71.5 $197.7 $199.6 $202.0 $208.4 $207.4 $0 $50 $100 $150 $200 $250 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Regional Sales Americas Europe Asia

32 Consolidated Financial Trends Non-GAAP $197.7 $199.5 $202.1 $208.4 $207.3 $160 $170 $180 $190 $200 $210 $220 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Revenue Revenue $8.1 $0.1 -$5.3 $5.9 $11.6 4.1% 0.0% -2.6% 2.8% 5.6% -10% -5% 0% 5% 10% 15% -$10 -$5 $0 $5 $10 $15 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Adj. Operating income and Op inc% Adj. op inc Adj. op inc %

33 Solid Capacitors – Financial Trends Non-GAAP $149.8 $149.4 $149.4 $157.7 $156.1 $80 $100 $120 $140 $160 $180 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Revenue Revenue $31.1 $27.7 $20.5 $25.6 $30.6 20.8% 18.6% 13.7% 16.2% 19.6% 0% 10% 20% 30% 40% 50% $0 $10 $20 $30 $40 $50 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Operating income and Op inc % Operating income Op inc %

34 Film & Electrolytics – Financial Trends Non-GAAP $47.9 $50.2 $52.7 $50.7 $51.3 $0 $15 $30 $45 $60 $75 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Revenue Revenue -$1.3 -$3.8 -$3.3 $0.1 $1.0 -2.8% -7.5% -6.2% 0.2% 2.0% -8% -4% 0% 4% 8% 12% 16% -$10 -$5 $0 $5 $10 $15 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Operating income and Op inc % Operating income Op inc %

Balance Sheet

Electronic Components KEMET CHARGED.

($ in millions)

Assets	12/31/2013
Cash, restricted cash and cash equivalents	$ 69.6
Accounts receivable, net	93.5
Inventories, net	200.9
Preparid expenses & other current assets	37.7
Property, plant and equipment, net	303.7
Investment in joint venture	49.7
Goodwill and intangible assets, net	73.3
Other assets	23.1
Total assets from discontinued operations	10.8
Total assets	**$ 862.3**

Liabilities & stockholders' equity	12/31/2013
Current portion of long-term debt	$ 27.7
Accounts payable	71.6
Accrued expenses and other payables	75.8
Long-term debt	374.2
Other non-current obligations	54.9
Deferred income taxes	11.7
Total liabilities from discontinued operations	8.6
Total liabilities	624.5
Total stockholders' equity	237.8
Total liabilities and stockholders'equity	**$ 862.3**

DSO (1)	41
Inventory turns (2)	3.4
DPO (3)	39
Working capital as a % of sales (4)	26.9%
Total debt/LTM Adjusted EBITDA (5)	6.3

Debt Maturity Profile (6)



$400
$300
$200
$100
$0
$21
$18.5
$355
2013
2014
2015
2016
2017
2018
Borrowings
LCs
Senior Notes

Notes:

(1) Days sales outstanding defined as latest period accounts receivable, net balance divided by annualized latest quarter sales times 365.
(2) Inventory turns defined as annualized latest quarter cost of sales divided by latest period inventory balance.
(3) Days payable outstanding defined as latest period accounts payable balance divided by annualized latest quarter Cost of sales times 365.
(4) Defined as Accounts receivable, net + Inventories, net – Accounts payable, divided by annualized latest quarter sales.
(5) LTM Adjusted EBITDA of $63.2 million calculated for the twelve months ended December 31, 2013. Total debt equals face value of total debt of $399.1 million.
(6) 2014 amounts represent borrowings and letters of credit under the revolving line of credit. A credit line of $3.0 million remains available under this facility. The $355 million due in 2018 represents face value of 10.5% senior notes. Graph excludes $20.7M advance payment from OEM and $1.9 million of other debt.

35

36 Summary • Vertical integration benefit of Tantalum raw material continues to increase • F&E restructuring will drive lower break-even point each quarter during FY2014 and beyond. FY15 first quarter additional benefits expected after Italian facility consolidation. • NEC Private Label Partnership to add value and growing in FY15. • Inventory levels to decline to approximately $195 million by March 31 generating $14 million of cash returned to the bank.

37 Summary – NEAR TERM • Revenue outlook flat for the quarter ending March 31, 2014 versus December 31, 2013. • Margins slightly under pressure from a changing mix. Restructuring benefits flat quarter over quarter as equipment moves continue in the current quarter. • Inventories expected to be on target at an estimated $195-$200 million at March 31, 2014.

38 One world. One KEMET.

39 Appendix

40 EBITDA Reconciliation NEC Tokin FY14 Jun Sep Dec Net loss (8.2)$ (4.1)$ 20.2$ Adjustments: Interest expense 0.8 0.8 0.8 Income taxes 0.3 0.6 1.4 Depreciation and amortization 14.3 14.4 14.2 Impairment - 0.1 - Equity loss 0.1 (0.1) - Foreign exchange (2.9) 0.3 (5.5) Other (income) expense, net 0.4 1.0 (18.1) Adjusted EBITDA 4.8$ 13.0$ 13.0$ (in millions USD, Japanese GAAP)

41 Adjusted Operating Income FY13 FY14 Dec Mar Jun Sep Dec Net sales 197,697$ 199,539$ 202,057$ 208,449$ 207,339$ Operating income (3,412)$ (14,436)$ (18,212)$ 1,584$ 3,623$ Operating income as a % of sales -1.7% -7.2% -9.0% 0.8% 1.7% Adjustments: Write down of long-lived assets 3,084 264 - - 3,358 Restructuring charges 3,886 5,047 4,610 1,365 2,194 ERP integration costs 1,374 2,404 977 1,072 994 Stock-based compensation 1,058 997 956 643 689 Plant startup costs 1,524 1,307 1,133 1,050 485 Acquisition fees 164 3,009 1,307 125 249 Net gain (loss) on sales and disposals of assets (196) 141 - 42 29 Inventory write downs - - 3,886 - - Curtailment (gain) loss on benefit plans 588 1,354 - - - Adjusted operating income 8,070$ 87$ (5,343)$ 5,881$ 11,621$ Adjusted operating income as a % of sales 4.1% 0.0% -2.6% 2.8% 5.6% ($ in thousands)

42 Adjusted Operating Income Solid Capacitors FY13 FY14 Dec Mar Jun Sep Dec Net sales 149,772$ 149,365$ 149,398$ 157,717$ 156,082$ Operating income 24,757$ 22,852$ 12,808$ 25,387$ 27,616$ Operating income as a % of sales 16.5% 15.3% 8.6% 16.1% 17.7% Adjustments: Write down of long-lived assets 3,083 264 - - 2,802 Stock-based compensation 206 171 177 39 118 Restructuring charges 2,029 1,946 3,045 99 91 ERP integration costs 786 1,946 622 18 12 urtailment loss on benefit plans 392 903 - - - Net gain (loss on sales and disposals of assets (132) (74) 9 60 (8) Inventory write downs - - 3,886 - - Adjusted operating income 31,121$ 28,008$ 20,547$ 25,603$ 30,631$ Adjusted operating income as a % of sales 20.8% 18.8% 13.8% 16.2% 19.6% ($ in thousands)

43 Adjusted Operating Income Film & Electrolytics FY13 FY14 Dec Mar Jun Sep Dec Net sales 47,926$ 50,174$ 52,656$ 50,735$ 51,257$ Operating income (5,554)$ (7,686)$ (6,302)$ (2,212)$ (2,374)$ Operating income as a % of sales -11.6% -15.3% -12.0% -4.4% -4.6% Adjustments: Stock-based compensation 134 137 125 173 147 Restructuring charges 1,856 1,339 1,410 1,062 2,100 ERP integration costs 588 458 356 74 80 Plant start up costs 1,524 1,308 1,133 1,050 485 Gain on sales and disposals of fixed assets (65) 215 2 (66) 19 Write down of long lived assets - - - - 556 Curtailment on benefit plans 196 451 - - - Adjusted operating income (1,321)$ (3,778)$ (3,276)$ 81$ 1,013$ Adjusted operating income as a % of sales -2.8% -7.5% -6.2% 0.2% 2.0% ($ in thousands)

Adjusted EBITDA From Continuing Operations Reconciliation

Electronic Components KEMET CHARGED.

(Amounts in thousands)	For the Quarters Ended Dec-13	Sep-13	Jun-13	Mar-13	Twelve Months Ended Dec-13
GAAP					
Loss from continuing operations	$ (4,746)	$ (11,947)	$ (33,394)	$ (23,761)	$ (73,848)
Depreciation and amortization	11,762	11,952	13,639	11,781	49,134
Interest expense, net	10,342	9,897	9,870	10,464	40,573
Income tax expense	1,033	1,444	1,580	(655)	3,402
EBITDA from continuing operations	18,391	11,346	(8,305)	(2,171)	19,261
Excluding the following items (Non-GAAP)					
Restructuring charges	2,194	1,365	4,610	5,048	13,217
ERP integration costs	994	1,072	977	2,404	5,447
NEC TOKIN investment related expenses	249	125	1,307	3,723	5,404
Equity (income) loss from NEC TOKIN	(1,657)	1,243	3,377	1,254	4,217
Plant start-up costs	485	1,050	1,133	1,307	3,975
Inventory write down	-	-	3,886	-	3,886
Write down of long-lived assets	3,358	-	-	-	3,358
Stock-based compensation expense	689	644	957	999	3,289
Long term receivable write-down	-	-	1,444	-	1,444
Net curtailment and settlement gain on benefit plans	-	-	-	1,354	1,354
Intangible write-off	-	-	-	264	264
Net loss on sales and disposals of assets	29	42	-	141	212
Net foreign exchange (gain) loss	207	514	(577)	(911)	(767)
Change in value of NEC TOKIN options	(1,716)	383	-	-	(1,333)
Adjusted EBITDA from continuing operations	**$ 23,223**	**$ 17,784**	**$ 8,809**	**$ 13,412**	**$ 63,228**

44